                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        AMERINST INSURANCE GROUP, LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                         AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                              The Vallis Building
                     58 Par-la-Ville Road, P.O. Box HM 1838
                             Hamilton, Bermuda HMHX

                               ----------------

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2001

                               ----------------

To the Shareholders of AmerInst Insurance Group, Ltd.

   The Annual General Meeting of Shareholders of AmerInst Insurance Group, Ltd. (the "Company") will be held on Thursday, May 31, 2001, 10:00 a.m., local time, at The Newstead, 27 Harbour Road, Paget, Bermuda, for the following purposes:

  1. To elect three directors of the Company to serve for a term expiring at the 2004 Annual General Meeting of Shareholders;

  2. To appoint Deloitte & Touche as the Company's independent auditors; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors selected the close of business on March 30, 2001 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

   YOUR REPRESENTATION AT THIS MEETING IS IMPORTANT. IF YOU CANNOT BE PRESENT AT THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, WHICH, IF MAILED IN THE UNITED STATES, REQUIRES NO POSTAGE.

   A copy of the Company's proxy statement accompanies this notice.

                                          By order of the Board of Directors

                                          /s/ Ronald S. Katch
                                          Chairman of the Board

April 30, 2001

                         AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                              The Vallis Building
                     58 Par-la-Ville Road, P.O. Box HM 1838
                             Hamilton, Bermuda HMHX

                                 April 30, 2001

                               ----------------

           PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2001

                               ----------------

                              GENERAL INFORMATION

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of AmerInst Insurance Group, Ltd. (the "Company") for use at the Annual General Meeting of Shareholders to be held on Thursday, May 31, 2001, 10:00 am local time, at The Newstead, 27 Harbour Road, Paget, Bermuda, and at any continuation, postponement, or adjournment thereof. Costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain officers and agents of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. USA Offshore Management, Ltd., the Company's management company, may assist in the solicitation of proxies. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

   Each proxy solicited herewith will be voted as the shareholder directs, but in the absence of such directions will be voted FOR each of the three (3) proposals described herein. Any proxy solicited herewith may be revoked by the shareholder at any time prior to the shareholder vote by filing with the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date prior to the shareholder vote or by voting in person at the meeting.

   References to the term "AIIG" refer to the Company's predecessor entity, AmerInst Insurance Group, Inc., a Delaware corporation. On December 2, 1999, the Company and AIIG consummated an exchange transaction pursuant to an Exchange Agreement whereby AIIG transferred all of its assets and liabilities to the Company in exchange for newly issued Common Shares of the Company (the "Exchange"), and AIIG was then liquidated.

                               VOTING SECURITIES

   The close of business on Friday, March 30, 2001 has been fixed as the record date ("Record Date") for determining the holders of Common Shares of the Company entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. As of the Record Date, there were 331,751 shares of the Company's Common Shares issued and outstanding and entitled to vote at the meeting, with such Common Shares being held by 2,508 holders of record.

   Pursuant to the Company's Bye-Laws, the holders of Common Shares are entitled to elect the Board of Directors. Each Common Share entitles the holder thereof to one vote.

   Three (3) directors will be elected at the 2001 Annual General Meeting of Shareholders.

   Two persons present in person at the Annual General Meeting and representing in person or by proxy at least one-third of the total issued voting Common Shares of the Company is required in order for the Annual General Meeting to be held. Directors will then be elected by the affirmative vote of a majority of the votes cast, in accordance with the Company's Bye-Laws, for the election of directors. Likewise, with respect to the approval of any other action or actions proposed to be taken at the Annual General Meeting, the affirmative vote of the majority of votes cast is required. A shareholder otherwise entitled to vote present in person or represented by proxy may cast a vote by show of hands, or, under certain circumstances in accordance with the Company's Bye-Laws, a demand for a poll can be made whereby each share, be it held by a shareholder or represented by proxy, receives one vote.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth information as of March 31, 2001 with respect to beneficial ownership of the Company's Common Shares by each director, director nominee and officer of the Company and all directors and officers of the Company as a group. None of the directors, director nominees or officers of the Company, individually or as a group, owns greater than 1% of the outstanding Common Shares of the Company. No person known to the Company as of March 31, 2001 is the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than 5% of the Company's Common Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 31, 2001, and has been supplied by each of the persons included in the table.

                                                     Number of Shares of Common
Name                                                 Shares Beneficially Owned
----                                                 --------------------------
Ronald S. Katch, CPA (1)............................             400
Bruce W. Breitweiser, CPA (2).......................             294
Jerome A. Harris, CPA (3)...........................             817
David N. Thompson, CPA..............................              26
Jeffry I. Gillman, CPA (4)..........................             100
Irvin F. Diamond, CPA (5)...........................           2,000
Jerrell A. Atkinson, CPA............................             216
W. Paul Bailie......................................               0
Richard Lowther, CA.................................               0
All Directors and Officers as A Group (9 Persons)...           3,853

--------
(1) Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the Company's Common Shares shown and has sole voting and investment power with respect to such Common Shares.
(2) Common Shares are held by Country Trust Co. as trustee of the 401(k) Savings Plan of Dunbar, Breitweiser & Company for the benefit of Bruce W. Breitweiser.
(3) Checkers, Simon & Rosner, LLP, of which Mr. Harris is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(4) Gillman & Shapiro, P.A., of which Mr. Gillman is the managing shareholder, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(5) Rogoff Erickson Diamond & Walker, LLP, of which Mr. Diamond is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.

                             ELECTION OF DIRECTORS

   The Board of Directors of the Company consists of nine members as fixed by a shareholders resolution of July 2, 1999. The Company's Bye-Laws divide the directors of the Company into three classes. The directors in a given class are elected for a term of three years, and the term of each class expires in a different year. The holders of the Company's Common Shares are being asked to elect Jerome A. Harris and David N. Thompson, whose terms expire this year, and Mr. Richard Lowther, to fill the vacancy created by the resignation of Ms. Janice Witkowski, each to a three-year term expiring at the 2004 Annual General Meeting, or until their successor(s) shall have been duly elected and qualified.

   Listed below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors of the Company.

   Officers of the Company are elected annually by the Board of Directors to serve for a term of one year or until a successor is duly elected and qualified.

   The Board has nominated Jerome A. Harris, David N. Thompson and Richard Lowther, to serve for a term of three years, and all proxies received from holders of Common Shares will be voted FOR the election of such nominees, except to the extent that persons giving such proxies withhold authority to vote for such nominees. The Company believes that the nominees for director will be able to serve. If any nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the Board of Directors at the time recommends to serve in place of such nominee.

   The Board recommends that Shareholders vote "FOR" the election of Messrs. Harris, Thompson and Lowther.

Nominees for Election as Directors

 Jerome A. Harris  Age 57. Director of the Company since July 1998. Secretary of the Company since September 1999. Secretary and Assistant
                   Treasurer of AIIG since May 1998. Assistant Secretary and
                   Assistant Treasurer of AIIG from December 1995 through May
                   1998. Director of AIIG since May of 1995. Managing Partner of Checkers, Simon & Rosner, LLP, Chicago, Illinois, USA.
                   Senior Managing Director of American Express Tax and
                   Business Services. Founding and past board member and past member of the Executive Committee of the Accountants
                   Liability Assurance Company, Ltd. Former Chairman of the
                   Illinois CPA Society Insurance Liability Task Force.
 David N. Thompson Age 50. Director of the Company since July 1998. Assistant
                   Secretary of the Company since September 1999. Director of
                   AIIG from May 1998 to December 1999. Chairman and Chief
                   Executive Officer of E-Insure Services, Inc., an Internet
                   insurance marketplace since 1996. He also held positions as
                   President and CEO of Millers American Group in 1988 and
                   1999, and Senior Vice President-Mergers and Acquisitions, at
                   Meadowbrook Insurance Group, Inc., in 1998. He was COO of
                   Alexander & Alexander's Affinity Group in 1997 and 1996, and
                   prior thereto he was Chairman, President and Chief Executive
                   Officer, with Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to
                   Coregis Insurance Company. Mr. Thompson is a CPA.
 Richard Lowther   Age 35. Nominated to become a Director of the Company.
                   Associate of JLT Risk Solutions Management (Bermuda), Ltd.
                   from 2000 to 2001. Account Manager at Marsh Bermuda from
                   1998 to 2000. Audit Senior at Auditor General of British
                   Columbia from 1993 to 1998.

Continuing Directors

 Ronald S. Katch      Age 67. Director of the Company since July 1998.
                      Treasurer of AIIG from 1991 to December 1999. Director of
                      AIIG since its formation in September of 1987 to December
                      1999. Managing Partner of Katch, Tyson & Company, CPAs,
                      located in Northfield, Illinois, USA. Former member and
                      Chairman of the AICPA Professional Liability Insurance
                      Plan Committee.
 Bruce W. Breitweiser Age 52. Director of the Company since July 1998. Vice
                      President of AIIG from 1993 to December 1999. Director of
                      AIIG from November 21, 1991 to December 1999. Managing
                      Partner of Dunbar, Breitweiser & Company, LLP,
                      Bloomington, Illinois, USA.
 W. Paul Bailie       Age 40. Director of the Company since June 2000. Mr.
                      Bailie has been President of JLT Risk Solutions
                      Management (Bermuda), Ltd., formerly Triangle Insurance
                      Management Ltd., since March 2000. Mr. Bailie joined the
                      captive management industry in 1986 with Johnson &
                      Higgins, Ltd. in Bermuda, briefly worked for Johnson &
                      Higgins, Ltd. in London from 1992 to 1994 to encourage
                      captive and alternative risk transfer activities in the
                      UK and Europe, and returned to Bermuda in 1994. From
                      April 1995 to July 1997, he served as Vice President of
                      Johnson & Higgins, Ltd. In August 1997, Mr. Bailie joined
                      International Risk Management Limited (Bermuda) and
                      served as its President from 1998 to March 2000. Mr.
                      Bailie is an Associate of the Chartered Insurance
                      Institute (U.K.). With his 21 years of experience in the
                      insurance industry generally and 14 years experience in
                      the captive management industry, Mr. Bailie has extensive
                      knowledge of the alternative risk transfer business in
                      the insurance industry with a special emphasis on captive
                      insurance company issues.
 Jeffry I. Gillman    Age 58. Director of the Company since July 1999. Director
                      of AIIG from February 1999 to December 1999. Mr. Gillman
                      is the President of Gillman & Shapiro, P.A., in South
                      Miami, Florida, USA. Former member of the AICPA
                      Professional Liability Insurance Plan Committee. Former
                      founding trustee of the Florida Institute of CPAs Health
                      Benefit Trust.
 Irvin F. Diamond     Age 58. Director of the Company since July 1999. Director
                      of AIIG from February 1999 to December 1999. Partner in
                      Rogoff Erickson Diamond & Walker, LLP. Current member of
                      the Board of Directors of Coopers, Inc. and Cimarron
                      Health Plan, an HMO. Current member of the AICPA
                      Insurance Programs Executive Committee. Former member of
                      the New Mexico Society of Certified Public Accountants
                      Professional Liability Task Force. Former member and Vice
                      President of the AICPA Board of Directors. Former
                      President of the New Mexico Society of Certified Public
                      Accountants. Mr. Diamond is a Certified Financial
                      Planner, an AICPA Personal Financial Specialist, and a
                      Registered Investment Advisor in the State of New Mexico.
                      For more than 16 years, Mr. Diamond has been a recognized
                      national expert witness and litigation consultant in
                      CPA's professional liability matters, having served in
                      this capacity more than 25 times.
 Jerrell A. Atkinson  Age 58. Director of the Company since September 1999.
                      Founder of Atkinson & Co., Ltd. in 1971, Managing
                      Director until 1998, and currently Senior Director.
                      Current member of the AICPA Life and Disability Insurance
                      Committee and the AICPA Benevolent Fund, Inc. Former
                      member of the AICPA Board of Directors, Finance
                      Committee, P.C.P.S. Division of firms (Chairman-1990-
                      1993) and M.A.P. Committee. Former President of the New
                      Mexico Society of CPA's. Mr. Atkinson is also a Certified
                      Valuation Analyst (C.V.A.).

                            APPOINTMENT OF AUDITORS

   Prior to the Exchange, Johnson Lambert & Co. served as independent auditor for AIIG. Deloitte & Touche has been retained by the Company as its independent auditor primarily due to Deloitte & Touche's expertise with respect to Bermuda domiciled entities.

   The Board of Directors recommends that shareholders vote "FOR" the appointment of Deloitte & Touche as the Company's independent auditors.

                          BOARD AND COMMITTEE MEETINGS

   There were seven committees of the Board of Directors during 2000 constituted as follows:

   Committee                        Members
   ---------                        -------
   Shareholder Relations Committee  Messrs. Gillman, Diamond, and Bailie
   Audit Committee                  Messrs. Breitweiser and Gillman
   Finance and Actuarial Committee  Messrs. Harris, Atkinson, and Lowther
   Investment Committee             Messrs. Breitweiser, Diamond, and Lowther
   Underwriting and Reinsurance
    Committee                       Messrs. Harris, Fenton, and Thompson
   Public Relations Committee       Messrs. Thompson and Atkinson
   Nominating Committee             Messrs. Atkinson and Gillman

   Janice Witkowski, of JLT Risk Solutions Management (Bermuda), Ltd., formerly Triangle Insurance Management, Ltd., served as Director of the Company from January 1999 to June 2000. During that time, Ms. Witkowski served as a member of the Finance and Actuarial Committee and the Investment Committee. Effective as of June 1, 2000, Ms. Witkowski resigned as Director and Vice-President of the Company for personal and professional reasons unrelated to differences of opinion over the management and operation of the Company's business and affairs.

   The seven committees respectively have and may exercise the full power of the Board of Directors, as to all matters relating to the ownership, transfer or redemption of the Company's Common Shares; the annual audit of the Company's financial statements and the review and approval of the Company's fiscal year budget; the Company's investment activity; the review and negotiation of reinsurance contracts; the consideration of various opportunities and options available to the Company; the coordination of press releases and other communications with the public; and the consideration of nominees to the Board of Directors.

   The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has the authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their suitability for recommendation to the shareholders for appointment, approve any material, non-audit services to be rendered by such independent auditors, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the Company's financial statements.

   During 2000, the Audit Committee met once, the Investment Committee met four
(4) times, the Finance and Actuarial Committee met once, the Nominating Committee met once, and the Underwriting and Reinsurance Committee met once. During 2000, the Shareholder Relations Committee and the Public Relations Committee conducted their respective committee business informally without a meeting.

   The Board of Directors held a total of four (4) meetings during 2000. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served.

                      EXECUTIVE AND DIRECTOR COMPENSATION

   Directors of the Company receive an annual retainer of $10,000. They are also paid $600 per half day for each Board meeting and $150 per hour for each committee meeting attended during the calendar year. The Directors of the Company who fill officer positions of the Company do so without salary or other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending Board or committee meetings of the Company or when otherwise acting on behalf of the Company.

   None of the directors of the Company received compensation from the Company exceeding $60,000 during the Company's 2000 fiscal year. The total compensation of all directors in 2000 was $188,950.

   There is a management agreement between JLT Risk Solutions Management (Bermuda), Ltd. ("JLT Risk Solutions") and USA Offshore Management, Ltd. to provide certain management services to the Company. Paul Bailie and Richard Lowther, who served as President and Vice-President/Treasurer, respectively, of the Company in 2000, are employed by JLT Risk Solutions.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

   Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan (the "AICPA Plan" or "Plan"). The initial business of AmerInst Insurance Group, Ltd., the Company's insurance subsidiary (the "Subsidiary"), has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Plan.

   The AICPA Plan Committee (the "Committee") evaluates the Plan periodically in order to effect changes that the Committee believes will result in a stable and competitively priced source of professional liability insurance coverage for those accounting firms insured under the Plan. To this end, the Committee was involved in the organization of the Company and the Subsidiary, including the selection of the initial directors of the Company. However, the AICPA does not direct the affairs of, it is not responsible for any obligations of, nor does it receive any direct economic benefit from, either the Company or the Subsidiary.

   Although the Subsidiary has entered into reinsurance agreements with the primary insurer under the Plan and another reinsurer under the Plan, and intends to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the Plan, the Subsidiary has no contractual right to long-term involvement in the Plan. Similarly, other than as provided by the aforementioned reinsurance agreements, the Subsidiary is not obligated to use its reinsurance capacity as part of the Plan and may, in the discretion of its Board of Directors, provide reinsurance for accountants' professional liability coverage in programs not sponsored by the AICPA.

                         REPORT OF THE AUDIT COMMITTEE

   Management has primary responsibility for the integrity of the Company's financial information. Deloitte & Touche has audited the Company's financial statements in accordance with generally accepted auditing standards and expressed an opinion on the financial statements based on those audits. The Audit Committee is responsible for overseeing the conduct of these activities by management and Deloitte & Touche.

   As part of its responsibility, the Audit Committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche. The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche that firm's independence.

   Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                             ACCOUNTING INFORMATION

   Deloitte & Touche served as the Company's independent public accountant for the fiscal year ended December 31, 2000. The Company does not anticipate that a representative of Deloitte & Touche will be present at the Annual General Meeting.

   Prior to the Exchange, Johnson Lambert & Co. served as independent auditor for AIIG. Deloitte & Touche has been retained by the Company as its independent auditor primarily due to Deloitte & Touche's expertise with respect to Bermuda domiciled entities.

 Audit Fees

   The aggregate fees billed for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal year ended December 31,2000 and for the reviews of the Company's consolidated financial statements included in its Quarterly Reports on Form 10-Q for that fiscal year was $50,543.

                             REPORT TO SHAREHOLDERS

   The Company has mailed this Proxy Statement to each shareholder entitled to vote at the Annual General Meeting. A copy of the Company's 2000 Annual Report accompanies this Proxy Statement. Included in the 2000 Annual Report are the Company's consolidated financial statements for the fiscal year ended December 31, 2000 and other information about the Company contained in the Company's Annual Report on Form 10-K, as filed with Securities and Exchange Commission. As required by Section 84 of the Companies Act, the Company's consolidated financial statements, including the auditor's report, will be laid before the Annual General Meeting, but no shareholder action is required.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Shares, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

   To the best of the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required for those persons, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2000.

             SHAREHOLDER PROPOSALS FOR 2002 ANNUAL GENERAL MEETING

   Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), shareholders of the Company may present proper shareholder proposals for inclusion in the Company's Proxy Statement and form of proxy for presentation and consideration at the Company's 2002 Annual General Meeting of Shareholders. In order to be so included in the Company's 2002 Annual General Meeting, shareholder proposals must be received by the Company no later than January 10, 2002 and must otherwise comply with the requirements regarding shareholder proposals under Rule 14a-8 of the Exchange Act. If a shareholder who has notified the Company of his intention to present a proposal at the 2002 Annual General Meeting does not appear personally or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at the 2002 Annual General Meeting.

   All notices of proposals by shareholders, whether or not to be included in the proxy materials, should be sent to the attention of the Secretary of the Company at its principal executive offices at AmerInst Insurance Group, Ltd., c/o USA Offshore Management, Ltd., The Vallis Building, 58 Par-la-Ville Road, P.O. Box HM 1838, Hamilton, Bermuda HMHX.

                                 OTHER BUSINESS

   As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the Annual General Meeting. If any other proper business should be presented at the Annual General Meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                          By order of the Board of Directors

                                          /s/ RONALD S. KATCH
                                          Chairman of the Board
                                          AmerInst Insurance Group, Ltd.

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   SCHEDULE A

                         AMERINST INSURANCE GROUP, LTD.
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

Organization

   There shall be a committee of the board of directors of AmerInst Insurance Group, Ltd. ("AmerInst" or the "company") to be known as the audit committee.

   The audit committee shall consist of not fewer than two (2) members of the board of directors, and not more than four (4) members of the board.

   The members of the audit committee shall be designated by the board of directors from time to time, in accordance with the following requirements.

  . No director who is an employee or officer of the Company or any of its subsidiaries shall be a member of the Committee, and no other director who has a substantial business or other relationship with the Company or any of its subsidiaries which could materially interfere with the exercise of such director's independent judgment shall be a member of the Committee.

  . The members of the audit committee need not be accountants, nor need they have extensive accounting backgrounds or knowledge, but such members shall have sufficient business experience to enable them to perform the duties of the committee set forth in this charter.

Statement of Policy

   The audit committee shall provide assistance to the directors of the company to help them fulfill their responsibilities to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices of the company and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal accountants and the financial management of the company.

General Responsibilities

   The audit committee shall assist the board of directors by monitoring and reviewing the financial reporting process and the internal controls of the company and its subsidiaries. The audit committee shall review:

  . the scope and results of the audit of the company and its subsidiaries and the cost effectiveness of the audit;

  .  the timeliness and soundness of financial reporting by the company;

  . the responsibilities of the company's independent auditors and their independence and objectivity; and

  .  the responsibilities of the Company's internal accountants.

Specific Responsibilities

   The audit committee shall review and recommend to the board of directors the firm of independent accountants to be selected to audit the financial statements of the company and its subsidiaries, and no change in the firm of independent auditors may be made by the board or proposed to shareholders without the approval of the audit committee.

   The audit committee shall meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit review the audit, including any comments or recommendations of the independent auditors.

   The audit committee shall review with the independent auditors, the company's internal financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the audit committee periodically should review company policy statements to determine adherence to appropriate codes of conduct.

   The audit committee shall review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and the content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

   The audit committee shall review each of the following matters once per year, on a schedule to be determined by the audit committee, unless the committee deems it appropriate to do so more frequently:

  . the scope of the activities of the firm of independent auditors engaged by the Company;

  .  the scope of the activities of the Company's internal accountants;

  . the degree of coordination of the respective activities of the firm of independent auditors and of the internal accountants;

  . the independence and objectivity of the firm of independent auditors, the scope of its audit of the company's financial statements and its discharge of its duties;

  . the effectiveness of, and the adequacy of resources available to, the company's internal accountants;

  . the procedures established by the company to establish and monitor its internal controls, including the controls over data processing activities and programs for security to protect against computer fraud or misuse;

  . the policies and practices of the company concerning financial reporting to shareholders and the public, including reporting of quarterly and year-end results;

  . the major findings of audits of the company's financial condition performed by the company's independent auditors and its internal accountants;

  . the major findings of the audits of the company's employee benefit programs, if any, performed by the company's independent auditors and internal accountants;

  . the status of the company's tax returns and reports for open years and whether there are any significant items that have been or might be disputed by any taxing authority, including inquiry of the independent auditors as to the adequacy of the related tax reserves; and the policies and programs of the company for compliance with any applicable tax laws;

  . the policies and programs of the company for compliance with any applicable laws and regulations of exchanges on which the company's securities are listed relating to audit and financial reporting matters, and with applicable standards and rules promulgated by the U.S. Financial Accounting Standards Board, the U.S. Securities and Exchange Commission, and Bermuda and other regulatory or advisory bodies that have jurisdiction over the company's financial reporting and audit process;

  . together with the company's counsel, any significant litigation to which the company or any of its subsidiaries is a party or which is threatened;

  . any material fraudulent activities that have been detected within the company and its subsidiaries;

  . the cost of audit, accounting and management advisory services provided by the independent auditors and other related service providers; and

  . in the event the independent auditors supply a substantial volume of non-audit services to the company and its subsidiaries, the nature and extent of such services, so as to balance the maintenance of objectivity and value for money expended for such services.

   The audit committee shall perform such other functions as are assigned by law, the company's charter or bye-laws or the board of directors.

   The audit committee shall provide such reports in the proxy statements of the Company as are required of the committee by applicable law or exchange regulation (including, without limitation, pursuant to Item 7(e)(3) of Schedule 14A promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 306 of Regulation S-K promulgated under the Exchange
Act).

   Without limiting the generality of the foregoing, the audit committee shall discuss with the company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented, and shall receive, in connection with any audit by such auditors of financial statements of the company or the company and its subsidiaries, the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as it may be modified or supplemented.

   The audit committee shall, based on its reviews and other actions taken as described above, determine whether it shall recommend to the board of directors that the annual financial statements for any fiscal year of the company be included in the company's Annual Report on Form 10-K for such fiscal year; and shall so recommend such inclusion if the committee determines it is advisable to do so.

Procedures

   The audit committee shall elect a chairman from its members. The audit committee shall meet in accordance with an established schedule and special meetings may be called by any member of the audit committee as deemed appropriate by that member. The audit committee shall meet (a) out of the presence of management, with the independent accountants at each regular meeting of the audit committee, (b) out of the presence of management, with internal accountants at least twice each year, and (c) similarly with representatives of senior management and other employees of the management company in connection with the management company's performance of its internal accounting procedures for the company. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the audit committee may take action through further meetings or through a written consent of all of its members in lieu of any special meeting.

   A number of members of the audit committee equal to at least a majority of the whole committee shall constitute a quorum for the transaction of any business by the committee.

   Minutes shall be kept of each meeting of the audit committee. The audit committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

   The audit committee shall utilize adequate company's resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. The audit committee shall investigate any matter brought to its attention within the scope of its duties and may retain outside counsel for this purpose if, in its judgment, that is appropriate.

Access to Information

   The audit committee shall have access to employees of the company's management company, the internal accountants and the company's independent auditors.

   The management company's employees, the internal accountants and the independent auditors shall be directed to cooperate with the audit committee and to provide the committee with prompt and accurate information so that the committee can discharge its duties properly and the audit committee is empowered to take such actions as are reasonably necessary to obtain such cooperation and information.

   To the extent permitted by law, the audit committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

Public Filing of Charter

   To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of Schedule 14A promulgated under the Exchange Act), this charter shall be publicly filed as an appendix to the proxy statements of the company with respect to annual general meetings of the shareholders of the company.

PROXY                                                                      PROXY
                         AMERINST INSURANCE GROUP, LTD.

          This Proxy is solicited on behalf of the Board of Directors for the Annual General Meeting of Shareholders to be held May 31, 2001.

 Ronald S. Katch and Bruce W. Breitweiser, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders to be held on May 31, 2001, or at any adjournment thereof, as specified on the reverse side of this card.

 You may enter your vote on the reverse side of this card.

 The Company's directors recommend a vote FOR each proposal listed. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies on those matters.

       YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE AND
             RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

              AMERINST INSURANCE GROUP,
                         LTD.
              PLEASE MARK VOTE IN OVAL
              IN THE FOLLOWING MANNER
              USING DARK INK ONLY.
                                         0
                                         I
                                         0
      -                                           -



      -                                           -

                                      For
                                       0

                                    Withheld
                                       0
                                    For All
                                     Except
0

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
1.Election of three Directors
 Nominees: Jerome A. Harris, David N. Thompson and Richard Lowther
 ---------
 (Except nominee(s) written above.)

2. Appointment of Deloitte & Touche as the Company's independent auditor.
3. With discretionary power in the transaction of such other business as may properly come before the meeting.
     Dated: _____________________________________________________________ , 2001
Signature(s)____________________________________________________________________
--------------------------------------------------------------------------------
IMPORTANT: Please date this proxy and sign exactly as your name or names ap-pear(s) in the Company's records. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the Annual General Meeting, please sign, date, and return this proxy promptly in the enclosed postage-pre-paid envelope to AmerInst Insurance Group, Ltd., Shareholder Relations Divi-sion, P.O. Box 1330, Montpelier, Vermont 05601-1330 or by facsimile to Butter-field Corporate Services Limited, (441) 295-6759, Attn: Ben Lucas.